Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.12

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage Fund EU B LLC (the “Client”). The review included a total of 502 newly originated residential mortgage loans, in connection with the securitization identified as Angel Oak Mortgage Trust 2026-1 (the “Securitization”). The Review was conducted from June 2025 through January 2026 on mortgage loans originated between June 2025 and December 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (502 loans in total):

Three hundred seventy-four (374) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Forty-one (41) loans had an AVM, fourteen (14) loans had Secondary Appraisals, one (1) loan had a Field Review, and one hundred thirteen (113) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were two (2) instances of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 502 mortgage loans reviewed, two hundred eighty-one (281) unique mortgage loans (55.98% by loan count) had a total of nine hundred eighteen (918) tape discrepancies across twenty-four (24) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	275	29.96%
Qualifying Total Debt Income Ratio	221	24.07%
Qualifying Total Reserves Number of Months	124	13.51%
Qualifying Housing Debt Income Ratio	78	8.50%
Borrower 1 Origination Equifax	39	4.25%
Borrower 1 Origination TransUnion	36	3.92%
Borrower 1 Origination Experian	35	3.81%
Underwriting Exception in File?	13	1.42%
Qualifying FICO	11	1.20%
Property Type	11	1.20%
Application Date	11	1.20%
Initial Monthly P&I Or IO Payment	9	0.98%
Borrower 1 Self-Employment Flag	9	0.98%
Borrower 2 Origination Experian	8	0.87%
Qualifying CLTV	8	0.87%
Borrower 2 Origination Equifax	8	0.87%
Qualifying LTV	7	0.76%
Borrower 2 Origination TransUnion	7	0.76%
Cash Disbursement Date	3	0.33%
Property Zip Code	1	0.11%
QM Qualifying Total Debt Income Ratio	1	0.11%
Borrower 1 Last Name	1	0.11%
Months Reserves	1	0.11%
Mo. Tax	1	0.11%
Grand Total	918	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	420	$215,058,825.00	83.67%
Event Grade B	82	$49,232,306.00	16.33%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	502	$264,291,131.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	449	89.44%
Event Grade B	53	10.56%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	502	100.00%

Compliance Results (As applicable, 219 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	257	90.81%
Event Grade B	26	9.19%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	283	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	492	98.01%
Event Grade B	10	1.99%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	502	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	301
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	25
		Borrower 1 3rd Party VOE Prior to Close Missing	25
		Purchase Contract Expiration Date is prior to Note Date	19
		Approval/Underwriting Summary Partially Provided	14
		Asset Qualification Does Not Meet Guideline Requirements	11
		Housing History Does Not Meet Guideline Requirements	9
		Income 2 Months Income Verified is Missing	7
		Purchase Contract is Expired	7
		Income and Employment Do Not Meet Guidelines	6

Borrower 2 3rd Party VOE Prior to Close Missing	5
Income 3 Months Income Verified is Missing	4
Closing Protection Letter Missing or Defective	4
Borrower 1 CPA Letter Missing	4
Note Missing or Defective	4
Closing Documentation Missing or Defective	4
Hazard Insurance Effective Date is after the Disbursement Date	4
Audited DTI Exceeds Guideline DTI	3
Property Title Issue	3
Overdraft/NSF Count Exceeds Tolerance	3
Income 4 Months Income Verified is Missing	3
Asset 2 Does Not Meet Guideline Requirements	3
Income 1 Months Income Verified is Missing	3
Missing VOM or VOR	2
Credit Report Missing or Defective	2
Cash Out Does Not Meet Guideline Requirements	2
The Deed of Trust is Incomplete	2
Audited FICO is less than Guideline FICO	2
Asset 2 Missing	2
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
Market Rent - Missing or Defective	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Missing explanation and supporting documentation for large deposit(s)	2
Asset 3 Does Not Meet Guideline Requirements	2

Missing Letter of Explanation (Credit)	2
Delinquent Credit History Does Not Meet Guideline Requirements	2
The Final 1003 is Incomplete	2
Title Insurance Missing or Defective	2
Entity Documentation - Missing or Defective	2
Borrower 1 Credit Report is Incomplete	1
The Deed of Trust is Missing	1
Borrower 1 Credit Report is Missing	1
Borrower 2 Credit Report is Missing	1
Asset do not meet guidelines	1
Borrower 2 Unable to Determine borrower citizenship	1
Potential Occupancy/Current Address Issues identified in the file	1
Income 5 Months Income Verified is Missing	1
Purchase Contract is Incomplete	1
Asset Documentation Missing or Defective	1
The Note is Incomplete	1
Insufficient Assets for Reserves	1
Borrower 1 Credit Report is Expired	1
Citizenship Does Not Meet Guideline Requirements	1
Title issue	1
Asset Documents are Incomplete	1
1-4 Family Rider is Missing	1
Missing final HUD-1 from sale of non-subject property	1
HO6 Master Insurance Policy is Missing	1

	Missing letter of explanation	1
	Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
	Asset 1 Does Not Meet Guideline Requirements	1
	Borrower 1 Personal Bank Statements Missing	1
	Missing Updated Credit Report Supplement	1
	The Total Hazard Coverage is LESS than the Required Coverage Amount	1
	Credit Report Aged	1
	Asset 4 Does Not Meet Guideline Requirements	1
	Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
	Flood Certificate Missing	1
	Guarantor Identification Missing or Defective	1
	Total Credit Grade (A) Exceptions:	533
B	Delinquent Credit History Does Not Meet Guideline Requirements	9
	Excessive LTV Ratio	8
	Payment shock exceeds guideline	7
	Purchase Contract Expiration Date is prior to Note Date	7
	Excessive Cash-Out Refinance	3
	Guideline Violation: Property is not Owner Occupied	2
	Housing History Does Not Meet Guideline Requirements	2
	Borrower does not meet residual income requirement	2
	Audited DTI Exceeds Guideline DTI	2
	Borrower Contributions Do Not Met Guideline Minimum	1
	Audited Loan Amount is less than Guideline Minimum Loan Amount	1
	Income 2 Months Income Verified is Missing	1

		Audited LTV Exceeds Guideline LTV	1
		Income and Employment Do Not Meet Guidelines	1
		Minimum Credit Score Requirement Not Met	1
		No evidence of required debt payoff	1
		Occupancy Not Allowed	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Purchase Contract is Expired	1
		Purchase is not considered to be an Arm’s Length Transaction	1
		Audited FICO is less than Guideline FICO	1
		Audited CLTV Exceeds Guideline CLTV	1
		Guideline Seasoning not Met	1
		Total Credit Grade (B) Exceptions:	56
Compliance	A	No Compliance Findings	174
		Higher-Priced Mortgage Loan Test	38
		Initial Closing Disclosure Delivery Date Test	25
		Lender Credits That Cannot Decrease Test	9
		Charges That Cannot Increase Test	8
		Missing Credit Score Disclosure (FACTA)	7
		Missing Required Affiliated Business Disclosure	7
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	5
		eSigned Documents Consent is Missing	5
		TRID: Missing Closing Disclosure	3
		TRID: Missing Loan Estimate	2
		Homeownership Counseling Disclosure Is Missing	2

		Right of Rescission is Missing	1
		CD: Liability After Foreclosure Not Complete	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		CD: General Form Requirements Not Met	1
		TILA Finance Charge Test	1
		TRID: Closing Disclosure Deficiency	1
		Ark. Code Ann. § 23-39-513 (10) Ark. Code Ann. § 23-53-104 (b) A.C.A. § 23-53-104 - Tangible Net Benefit Disclosure missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		NC Rate Spread Home Loan Test	1
		CD: Refinance Statement Not Present	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Total Compliance Grade (A) Exceptions:	298
	B	Charges That Cannot Increase Test	16
		Charges That In Total Cannot Increase More Than 10% Test	7
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	2
		TILA Finance Charge Test	1
		TRID: Missing Closing Disclosure	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Total Compliance Grade (B) Exceptions:	28
Property	A	No Property Findings	263
		Hazard Insurance Missing or Defective	13
		Appraisal Review - Missing	4

	HOA Questionnaire is Missing	4
	Property/Appraisal General	3
	Third Party Valuation Product Not Provided within 10% Tolerance	2
	Short Term Rental Income - Missing or Defective	1
	Property Issue(s) are Present	1
	Sales Contract Missing or Defective	1
	Flood Cert or Evidence not in a Flood Zone Missing	1
	Flood Insurance Missing or Defective	1
	Was lowest appraised value used to qualify is No	1
	Appraisal is Expired	1
	Property has been listed for sale in the past 6 months	1
	Total Property Grade (A) Exceptions:	297
B	Ineligible Property	3
	Property/Appraisal General	2
	Property Issue(s) are Present	1
	Market Rent - Missing or Defective	1
	DSCR Minimum Not Met	1
	Subject Property Lease - Missing or Defective	1
	Condo Approval Missing	1
	Ineligible Property – Square Footage	1
	Total Property Grade (B) Exceptions:	11

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.